UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

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Vertical Branding, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VERTICAL BRANDING, INC.

16000 Ventura Blvd., Suite 301

Los Angeles, CA 91436

July 9, 2008

Dear Stockholders:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Vertical Branding, Inc., to be held in Encino, California at our corporate headquarters located at 16000 Ventura Boulevard, Suite 301, Encino, California on August 12, 2008 at 9 a.m. (local time).

At the meeting, stockholders will be asked to vote on the election of four directors and the ratification of the appointment of Holtz Rubenstein Reminick LLP as the Company’s independent registered public accounting firm for the Company’s 2008 fiscal year.

The Notice of 2008 Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.

Your vote is important. I urge you to vote as soon as possible whether or not you plan to attend the annual meeting.

Thank you for your continued support of Vertical Branding, Inc.

Sincerely,

/s/ Victor Imbimbo
Victor Imbimbo
Chairman of the Board of Directors

VERTICAL BRANDING, INC.

16000 Ventura Blvd., Suite 301

Encino, California

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 12, 2008

TO OUR STOCKHOLDERS:

The 2008 Annual Meeting of the Stockholders of Vertical Branding, Inc., (the “Company”), will be held on Tuesday, August 12, 2008, at 9:00 a.m. (Pacific Standard Time), at our corporate headquarters located at 16000 Ventura Boulevard, Suite 301, Encino, California, for the following purposes:

1. To re-elect four directors to serve until the 2009 annual meeting of stockholders.

2. To ratify the appointment of Holtz Rubenstein Reminick LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year.

3. To transact such other business as may properly come before the meeting, including any motion to adjourn to a later date.

The Board of Directors has fixed the close of business on June 24, 2008, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Your vote is very important to us. We hope that you will attend the meeting, but if you cannot do so, please complete, date and sign the enclosed proxy card, and return it in the accompanying envelope as promptly as possible. Returning the enclosed proxy card will not affect your right to vote in person if you attend the meeting.

By Resolution of the Board of Directors

Victor Imbimbo,
Chairman of the Board of Directors

Encino, California
July 9, 2008

TABLE OF CONTENTS

ANNUAL MEETING

PROPOSAL 1 - ELECTION OF DIRECTORS

4

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

8

PROPOSAL 3 - OTHER MATTERS

9

MANAGEMENT

10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

17

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

18

GENERAL INFORMATION

19

Vertical Branding, Inc.

16000 Ventura Blvd., Suite 301

Encino, California 91436

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 12, 2008

July 9, 2008

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Vertical Branding, Inc., a Delaware corporation (the “Company”), for use at the 2008 Annual Meeting of Stockholders (“Annual Meeting”) to be held on August 12, 2008, at 9:00 a.m. (Pacific Standard Time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our corporate headquarters located at 16000 Ventura Blvd., Suite 301, Encino, California. The Company intends to mail this proxy statement and accompanying proxy card on or about July 11, 2008, to all stockholders entitled to vote at the Annual Meeting.

ABOUT THE MEETING

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on June 24, 2008 (the “Record Date”) and are entitled to vote at the Annual Meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on two items:

1.

The election of four directors (see page 4).

2.

The ratification of the appointment of Holtz Rubenstein Reminick LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year (see page 8).

How do I vote?

Stockholders of Record

If you are a stockholder of record, there are two ways to vote:

•

By completing and returning your proxy card in the postage-paid envelope provided by the Company; or

•

By voting in person at the meeting.

Street Name Holders

Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.”

If your shares are held in street name, you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1.

FOR each of the persons nominated by the Board of Directors to serve as directors; and

2.

FOR the ratification of the appointment of Holtz Rubenstein Reminick LLP as independent registered public accounting firm for the 2008 fiscal year.

Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Victor Imbimbo and Nancy Duitch to vote on such matters in their discretion.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote, at the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

You will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all stockholders?

The Company had 29,538,263 outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

The holders of a majority of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the Annual Meeting. This means at least 14,769,132 shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions. Abstentions and broker non-votes have the effect of a vote against matters other than director elections.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

In the election of directors, the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

For all other proposals, the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

If a broker indicates on the proxy that it does not have discretionary authority as to the vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a stockholder of record, sending written notice of revocation to Daniel McCleerey, the Company’s Corporate Secretary, at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

Who can attend the Annual Meeting?

Any person who was a stockholder of the Company on June 24, 2008, may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•

FOR each of the nominees for director named in this proxy statement;

•

FOR ratification of the appointment of Holtz Rubenstein Reminick LLP as the independent registered public accounting firm for the Company for the 2008 fiscal year.

What is the deadline for stockholders to propose actions for consideration at a meeting of stockholders or to nominate individuals to serve as directors?

The Company’s Bylaws require advance notice of any matter, including director nominations, proposed to be brought for consideration by a stockholder before a meeting of the Company’s stockholders. In order for such notice to be timely, it must be received by the Company’s Secretary no later than ninety (90) days prior to the date of the meeting or, in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, then advance notice must be received within ten (10) days of the date on which notice of the date of the meeting was mailed or was otherwise publicly disclosed. For the 2008 Annual Meeting, and assuming notice of the meeting and other materials are mailed on July 11, 2008, then the advance notice deadline will be July 21, 2008. Please see Procedures for Nominating Directors on page 6 below, as well as Stockholder Proposals under the Section General Information on page 19 below, for additional information on the content required in a notice of a director nomination or other matter.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company’s Bylaws provide that the Board of Directors will be elected annually by the Company’s stockholders at the Annual Meeting to serve until the next annual meeting and until their successors have been duly elected and qualified.

The Board of Directors has approved the nominations of four persons to serve as directors until the 2009 annual meeting, or until each director’s successor is elected and qualified. One of our directors, Robert Pearson, was appointed as a director pursuant to the Securities Purchase Agreement, dated as of November 13, 2007, by and between the Company and four investment funds for whom Renn Capital Group, Inc. (“RCG”) is Investment Adviser (the “Renn Capital SPA”). The applicable provision of the Renn Capital SPA provides that, for so long as the RCG advised funds continue to own, in the aggregate, at least 50% of the shares of common stock originally purchased pursuant to the Renn Capital SPA, the Company’s Board of Directors will nominate for election as a director, at each annual or special meeting where such directors are to be nominated, one individual pursuant to the written instructions of RCG.

There are no family relationships among any of our directors or executive officers. Except with respect to Mr. Pearson as described above, no arrangement or understanding exists between any director and any other person pursuant to which any director was selected to serve as a director.

To the best of our knowledge, (i) there are no material proceedings to which any of our directors is a party, or in which he or she has a material interest, adverse to us; and (ii) during the past five years, none of our directors has:

•

been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•

had any bankruptcy petition filed by or against him or her or any business of which he or she was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

•

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities, futures, commodities or banking activities; or

•

been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

One of our directors, Nancy Duitch, is a party to a voluntary consent order entered in March 2004 with the Federal Trade Commission (“FTC”) arising out of the marketing of the Peel Away the Pounds Weight Loss System (the “Order”). In addition to Ms. Duitch, the Order names, among others, Buckhead Marketing and Distribution LLC, which might be considered a predecessor to the Company’s Worldwide Excellence, Inc. subsidiary. The Order enjoins making certain generally prohibited weight loss representations, and requires that, in connection with the marketing of products or services that provide health benefits, other specified weight loss, fat loss and similar claims be substantiated by competent and reliable scientific evidence and that the results and conclusions of tests, studies or research not be misrepresented. The Order was entered into for settlement purposes only and contains no admission of wrongdoing and no finding of liability. The requirements of the Order are generally consistent with the standards currently required by the FTC for covered products or services and we do not believe the Order materially limits or restricts Ms. Duitch’s or the Company’s ability to conduct our business.

Each of the nominees has agreed to serve if elected. All of the nominees currently serve on the Board of Directors. The nominees are as follows:

Name	Age	Current Position with the Company	Director Since
Nancy Duitch	53	Chief Executive Officer, Director	2005
Victor Imbimbo	55	Non-executive Chairman	2005
Robert Pearson	72	Director	2007
Alan Edrick	40	Director	2007

The biographical background of each nominee for director is as follows.

Nancy Duitch was appointed to our Board and was appointed to serve as our Chief Marketing Officer and Co-CEO on November 29, 2005 and has, since June 13, 2006, served as the Company’s sole CEO. Ms. Duitch was the founder of Worldwide Excellence, Inc. (“WWE”), acquired by Vertical Branding in November 2005, and was WWE’s CMO and Co-CEO since its inception in July 2004. From August 2001 to July 2004, Ms. Duitch was the CEO and co-founder of Buckhead Marketing Group, LLC, predecessor to WWE. Prior to Buckhead, Ms. Duitch was a founder and, from January 1999 to July 2001, President of One World Networks Integrated Technologies, Inc. (“OneWorldLive”), a multimedia direct response company.

Victor Imbimbo was appointed to our Board on November 29, 2005. In 2006, Mr. Imbimbo was named President and CEO of Caring Today LLC, the publisher of Caring Today Magazine, the nation’s leading magazine dedicated to the family caregiving community. Prior to this position, Mr. Imbimbo was engaged, from 2002 through 2005, by TBWA/Chiat/Day, a division of Omnicom, as the President of TBWA\WorldHealth and Executive Group Director of TBWA/Chiat/Day to establish and supervise the healthcare division for that company. In 1997, Mr. Imbimbo founded Bedrock Communications, Inc., a firm specializing in digital communications solutions. During his five-year tenure at Bedrock, Mr. Imbimbo served as its chief executive officer. Mr. Imbimbo received his B.S. in Biology and Masters in Business Management from Purdue University.

Robert C. Pearson, was appointed as a director on November 13, 2007, as the nominee of Renn Capital Group, Inc. (“RCG”), where he serves as Senior Vice President - Investments. Mr. Pearson joined RCG in April 1997 and is also Vice-President of the Renaissance Capital Growth & Income Fund III, Inc. From May 1994 to May 1997, Mr. Pearson was an independent financial management consultant. From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice-President of Thomas Group, Inc., a management consulting firm. Prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory. From 1960 to 1986, Mr. Pearson served in a variety of positions at Texas Instruments including as Vice-President - Controller and Vice-President – Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan. He has served on the boards of directors of Laserscope and Advanced Power Technology and currently serves on the boards of eOriginal, Inc., CaminoSoft Corp., Simtek Corporation and Shea Development Corp.

Alan Edrick was appointed as a director on December 17, 2007. Since September 2006, Mr. Edrick has served as the Executive Vice President and Chief Financial Officer of OSI Systems, Inc., a publicly listed provider of proprietary systems solutions for the security and healthcare industries. Between 2004 and 2006, Mr. Edrick served as Executive Vice President and Chief Financial Officer of BioSource International, Inc, a biotechnology company, until its sale to Invitrogen Corporation. Between 1998 and 2004, Mr. Edrick served as Senior Vice President and Chief Financial Officer of North American Scientific, Inc., a medical device and specialty pharmaceutical company. Between 1989 and 1998, Mr. Edrick was employed by Price Waterhouse LLP in various positions including Senior Manager, Capital Markets. Mr. Edrick received his Bachelor of Arts degree from the University of California, Los Angeles and a Master of Business Administration degree from the Anderson School at the University of California, Los Angeles.

THE BOARD RECOMMENDS A VOTE “FOR” EACH NOMINEE

Meetings and Committees of the Board of Directors; Director Independence

Our Board of Directors is responsible for establishing broad corporate policies and for overseeing the overall management of the Company. In addition to considering various matters which require its approval, the Board of Directors provides advice and counsel to, and ultimately monitors the performance of, the Company’s senior management. Our Board of Directors held 11 meetings during the fiscal year ended December 31, 2007, in which all directors attended.

We did not, during fiscal year 2007, have nominating or compensation committees of the Board of Directors or any committee performing similar functions. Nominees for election as a director, and compensation matters requiring Board action, were determined by the Board of Directors as a whole, with compensation of executives who also serve as directors required to be approved by a majority of our non-management, or outside, directors.

The audit committee of the Board of Directors consists of Alan Edrick (chairman of the audit committee) and Victor Imbimbo, who are non-management directors. The audit committee reviews actions with respect to various auditing and accounting matters, including the selection of the Company’s independent public accountants, the scope of the annual audits, the nature of non-audit services, the fees to be paid to the independent public accountants, and our accounting practices. We have determined that Alan Edrick qualifies as an audit committee financial expert.

Based on the independence standards of the American Stock Exchange, as such standards are described in the Amex Company Guide, and although we are not a listed issuer with respect to such exchange, we have determined that Victor Imbimbo, Robert Pearson and Alan Edrick qualify as independent directors. In addition, we have determined that Nancy Duitch is not an independent director under Amex independence standards. We have further determined that Alan Edrick and Victor Imbimbo each meet the independence requirements for Audit Committee members under applicable Amex rules.

Stockholder Communications with Non-Management Members of the Board

Interested parties are invited to communicate with the non-management members of the Board about bona fide issues or questions about Vertical Branding by sending correspondence to the Board as follows:

Board of Directors

Vertical Branding, Inc.

c/o Corporate Secretary

16000 Ventura Blvd., Suite 301

Encino, CA 91436.

The Corporate Secretary will review all such correspondence and forward same to the appropriate non-management director or Board Committee Chairman. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Procedures for Nominating Directors

The policy of our Board is to consider properly submitted recommendations for candidates to the board of directors from stockholders. In evaluating such recommendations, the Board seeks to achieve a balance of experience, knowledge, integrity and capability on the board of directors and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by the Board should include the candidate’s name, biographical information, information regarding any relationships between the candidate and Vertical Branding within the last three years, at least three personal references, a statement of recommendation of the candidate from the stockholder, a description of the shares of Vertical Branding beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the board and a written indication to provide such other information as the Board may reasonably request. There are no differences in the manner in which the Board evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the board of directors should be sent to:

Vertical Branding, Inc.

Attn: Corporate Secretary

16000 Ventura Blvd., Suite 301

Encino, CA 91436

In addition, our bylaws permit stockholders to nominate directors or propose other business for consideration at an annual meeting.

Director Qualifications

Our Board will evaluate and recommend candidates for membership on the board of directors consistent with criteria deemed relevant to the needs of the Company at any particular time. The Board has not formally established any specific, minimum qualifications that must be met by each candidate for the board of directors or specific qualities or skills that are necessary for one or more of the members of the board of directors to possess. However, the Board, when considering a potential non-

incumbent candidate, will factor into its determination the following qualities of a candidate: professional experience, educational background, including whether the person is a current or former CEO or CFO of a public company, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our stockholders.

Director Compensation

In July 2006, our Board approved a compensation plan for non-employee directors (the “2006 DCP”) that was in effect for fiscal year 2007. The 2006 DCP includes both equity and cash compensation and replaced all prior director compensation arrangements.

Equity Awards: Under the 2006 DCP, upon joining the Board each non-employee director owning less than 5% of our outstanding common stock was granted (i) two stock options enabling the purchase, at market price on the date of grant, of up to a total of 39,000 shares of Company common stock,, and (ii) a restricted stock award in the amount of 7,500 shares. The right to purchase 10,000 shares underlying one of the stock options, in the total amount of 30,000 shares, vests immediately, with the balance of such stock option (i.e. the right to purchase 20,000 shares) vesting at the rate of 2,500 shares per quarter beginning at the end of the first quarter following the first anniversary of joining the Board. The other stock option, in the amount of 9,000 underlying shares, and the restricted stock award in the amount of 7,500 shares, each vest quarterly over a period of 3 years. All equity compensation awards provided for by the 2006 DCP are made under, pursuant to and are governed by our 2006 Equity Incentive Plan.

Cash Compensation: Under the 2006 DCP, directors were paid $750 per regularly scheduled Board and Board Committee meeting and for each special meeting thereof in excess of one hour. In addition, the chairman of the Board’s Audit Committee was paid $2,500 for each regularly scheduled Audit Committee meeting. On April 23, 2007, the 2006 DCP was amended to provide for fixed director compensation in the amount $2,500 per quarter in lieu of fees on a per meeting basis.

DIRECTOR COMPENSATION

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Victor Imbimbo	2007	$9,000	$—	$6,667	$15,667
Roger Burlage (1)	2007	$13,750	$—	$—	$13,750
Jeffrey Edell (2)	2007	$8,250	$—	$—	$8,250
Robert Pearson	2007	$—	$—	$—	$—
Alan Edrick	2007	$—	$3,225	$12,870	$16,095

———————

(1)

Mr. Burlage resigned as a director on November 13, 2007, and was replaced by Robert Pearson.

(2)

Mr. Edell resigned as a director on December 17, 2007, and was replaced by Alan Edrick.

On January 23, 2007, Victor Imbimbo received a fully vested stock option enabling purchase of 10,000 shares of the Company’s common stock at an exercise price of $0.75 per share, valued at $6,667 in accordance with FAS 123R. This grant was made outside the 2006 DCP in recognition of Mr. Imbimbo’s efforts, contributions and dedication to the Company during transition of our former co-CEO out of the Company and our contemporaneous efforts to raise capital.

On December 17, 2007, pursuant to the 2006 DCP, Alan Edrick was granted stock options to purchase a total of 39,000 shares of the Company’s common stock at an exercise price of $0.43 per share, valued at $12,870 in accordance with FAS 123R. On December 17, 2007, Alan Edrick was also issued a restricted stock award in the amount of 7,500 shares of the Company’s common stock valued at $3,225 in accordance with FAS 123R.

In March 2008, our Board approved a new compensation plan for non-employee directors (the “2008 DCP”) that replaces the 2006 DCP. The 2008 DCP, like the 2006 DCP, includes cash and equity-based compensation.

Equity Awards: Under the 2008 DCP, each non-employee director will receive (i) a stock option enabling the purchase, at market price on the date of grant, of up to 60,000 shares of Company common stock, and (ii) a restricted stock award in the amount of 40,000 shares of common stock. In addition, the chairmen of the Board’s Audit and Compensation Committees shall receive an additional stock option enabling the purchase, at market price on the date of grant, of 25,000 and 12,500 shares of common stock respectively. All equity compensation awards shall vest ratably over three years from the date of grant and shall be made under, pursuant to and be governed by our 2006 Equity Incentive Plan.

Cash Compensation: Under the 2008 DCP, directors shall be paid a fixed fee of $3,750 per quarter (or $15,000 on an annual basis) and $1,250 per regularly scheduled Board meeting. In addition, the chairmen of the Board’s Audit and Compensation Committees shall be paid $1,250 per quarter ($5,000 on an annual basis) for service in such capacities and each Committee Member shall be paid $1,000 for each regularly scheduled Committee meeting.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Holtz Rubenstein Reminick LLP (“HRR”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008, and this appointment is being presented to the stockholders for ratification.

Stockholder ratification of the selection of HRR as the Company’s independent registered public accountants is not required by the Company’s bylaws or otherwise. However, the Board is submitting the appointment of HRR to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Board will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Board in its discretion may appoint a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of HRR are expected to be present at the Annual Meeting (either in person or by teleconference), will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Committee Report

Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following audit committee report shall not be deemed to be "soliciting material," are not deemed "filed" with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit Committee (the “Committee”) of the Board of Directors is comprised entirely of independent directors who meet the independence requirements of the American Stock Exchange, as such standards are described in the Amex Company Guide and although the Company is not a listed issuer with respect to such exchange, and those of the Securities and Exchange Commission. The Committee operates pursuant to a charter that is available on the “Investors” section of our website at www.VerticalBranding.com. To view the charter, select “Audit Committee Charter” under “Corporate Governance.”

The Committee oversees Vertical Branding’s financial reporting process on behalf of the Board of Directors. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal controls over financial reporting. Vertical Branding’s independent auditors are responsible for expressing an opinion as to the conformity of the Company’s consolidated financial statements with generally accepted accounting principles and auditing management's assessment of the effectiveness of internal control over financial reporting.

In performing its responsibilities, the Committee has reviewed and discussed, with management and the independent auditors, the audited consolidated financial statements in Vertical Branding’s Annual Report on Form 10-KSB for the year ended December 31, 2007. The Audit Committee has also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees.”

Pursuant to Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” the Committee received written disclosures and the letter from the independent auditors, and discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Vertical Branding’s Annual Report on Form 10-KSB for the year ended December 31, 2007.

AUDIT COMMITTEE
Alan Edrick, Chair
Victor Imbimbo

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

Fees for professional services rendered by Holtz Rubenstein Reminick LLP (“HRR”) for the fiscal years ended December 31, 2007 and 2006 were as follows:

Services Provided	2007	2006

Audit fees (current year)	$139,000	$112,000
Audit fees (prior year)	59,000	12,000
Audit related fees	—	—
Tax fees	—	—
All other fees	54,000	21,000
Total	$252,000	$145,000

Audit Fees (current year). The aggregate fees billed for the years ended December 31, 2007 and 2006 were for the audits of our financial statements and reviews of our interim financial statements included in our annual and quarterly reports.

Audit Fees (prior year). The aggregate fees billed during the years ended December 31, 2007 and 2006 were for additional fees for the audits of our financial statements for the years ended December 31, 2006 and 2005.

All Other Fees. For the years ended December 31, 2007 and 2006, fees were billed for services related to the reviews of Form 8K filings, Registration Statement filed on Form SB-2 and subsequent amendments filed on Form SB-2A.

Approval Policies and Procedures. We have implemented pre-approval policies and procedures related to the provision of audit services and an approval policy for non-audit services. Under these procedures, our audit committee pre-approves the audit services to be provided by our auditors and the estimated fees related to these services. The chairman of the audit committee approves non-audit services and the related fees after they have been provided by our auditors. All fees set forth in the table above have been approved by the audit committee or the chairman of the audit committee when required.

The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was 11%.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HOLTZ RUBENSTEIN REMINICK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 - OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

MANAGEMENT

Executive Officers

The table below sets forth the names, ages and date first appointed as officer of all of our executive officers as of July 9, 2008.

Name	Age	Position	First Appointed as Officer
Nancy Duitch	53	CEO and Director	November 29, 2005
Daniel McCleerey	52	Chief Financial Officer and Secretary	May 16, 2008

Nancy Duitch was appointed to serve as our Chief Marketing Officer and Co-CEO and as a member of our Board on November 29, 2005, and has, since June 13, 2006, served solely as CEO. Ms. Duitch was the founder of Worldwide Excellence, Inc. (“WWE”) and has been WWE’s CMO and Co-CEO since its inception in July 2004. From August 2001 to July 2004, Ms. Duitch was the CEO and co-founder of Buckhead Marketing Group, LLC, predecessor to WWE. Prior to Buckhead, Ms. Duitch was a founder and, from January 1999 to July 2001, President of One World Networks Integrated Technologies, Inc. (“OneWorldLive”), a multimedia direct response company.

Daniel McCleerey has been our Chief Financial Officer since May 16, 2008. Mr. McCleerey joined the Company in April 2008 as Vice President of Finance. Previously, since 2006, Mr. McCleerey was acting CFO for Inogen, Inc., a venture capital-backed, start-up medical device company. Prior to Inogen, between 1998 and 2006, Mr. McCleerey was Corporate Controller for Semtech Corporation, a Nasdaq-listed international semiconductor manufacturer, where his responsibilities included financial reporting, Sarbanes-Oxley compliance and financial integration of domestic and foreign business units and acquired businesses. From 1996 to 1998, Mr. McCleerey served as CFO for Container Components, a privately held international plastics manufacturing company. Mr. McCleerey’s experience also includes three years (1993-1996) of business consulting engagements for large and small public and private companies, a nine-year stint (1984-1993) as Director of Financial Planning, Budgets and Analysis for Pharmavite Corporation, a packaged goods manufacturer of vitamins, as well as having served as Supervisor of Financial Planning for Jafra Cosmetics Inc. (1981-1984), Cost Accounting Manager for Dolco Packaging Corp. (1980-1981), Senior Cost Accountant for Gulf & Western Elco Corp. (1979-1980) and Cost Accountant with United States Gypsum Co. (1978-1979). Mr. McCleerey holds a Bachelor of Science, Business Administration from California State University, Northridge, with emphasis in Accounting and Finance.

Except as disclosed in the applicable employment agreements discussed below, no arrangement or understanding exists between any executive officer and any other person pursuant to which any executive officer was selected to serve as an executive officer.

Significant Employees

In addition to our executive officers, the following individual is expected to make a significant contribution to our business:

John Cammarano has been President, Retail Sales for our wholly owned subsidiary Adsouth Marketing LLC since August 1, 2006, the date on which we acquired the assets of the consumer products business of Adsouth Partners, Inc. Prior to his current role with Adsouth Marketing, Mr. Cammarano served as President of Adsouth Partners, Inc., a publicly traded consumer product company and advertising agency, from March 2004 to June 2005, as CEO of Adsouth Partners from June 2005 to May 2006, and as a director of Adsouth Partners from August 2004 to December 2006. Prior to Adsouth Partners, Mr. Cammarano was President of Florida Business and Entertainment, Inc. (“FB&E”), an advertising business founded by Mr. Cammarano in November 2003 and sold to Adsouth Partners in March 2004. For over six years prior to FB&E, Mr. Cammarano was President of Think Tek, Inc., a direct response marketing company he founded in September 1996.

Family Relationships

There are no family relationships among the directors and executive officers.

Legal Proceedings

To the best of our knowledge, (i) there are no material proceedings to which any of our executive officers is a party, or in which he or she has a material interest, adverse to us; and (ii) during the past five years, none of our executive officers has:

•

been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•

had any bankruptcy petition filed by or against him or her or any business of which he or she was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

•

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities, futures, commodities or banking activities; or

•

been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Executive Compensation

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal year ended December 31, 2007 and 2006. The following tables summarize all compensation for fiscal year 2007 and 2006 received by our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer.

SUMMARY COMPENSATION TABLE

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal years ended December 31, 2007, 2006 and 2005. The following table summarizes all compensation for fiscal years 2007, 2006 and 2005 received by our Chief Executive Officer, Chief Financial Officer and most highly compensated executive officers who earned more than $100,000 in fiscal year 2007. Also included is disclosure for up to two individuals for whom disclosure would have been provided but for the fact that the individual(s) was not serving as executive officer(s) of the registrant at the end of the last completed fiscal year.

Name and principal position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Nancy Duitch	2007	$275,000	$60,000	$—	$—	$335,000
Chief Executive Officer (3)	2006	$250,000	$—	$—	$—	$250,000
	2005	$250,000	$—	$—	$—	$250,000

Alan Gerson	2007	$250,000	$—	$151,477	$18,600	$420,077
President and Chief Operating	2006	$127,918	$—	$335,097	$—	$463,015
Officer (4)	2005	$—	$—	$—	$—	$—

Victor Brodsky	2007	$172,500	$—	$40,895	$—	$213,395
Vice President and Chief Financial	2006	$172,500	$—	$49,559	$—	$222,059
Officer and Secretary (5)	2005
	(6)

———————

(1)

Stock option compensation expense in 2007 and 2006 is the estimated fair value of options granted amortized on a straight-line basis over the requisite service period.

(2)

Each item of annual compensation and perquisites, in the aggregate, in the All Other column did not exceed $10,000, except for amounts paid to Mr. Gerson, and included in the table, in lieu of Company-provided health benefits.

(3)

Nancy Duitch assumed the position of CEO on June 13, 2006, upon the resignation of Jeffery S. Edell as Co-CEO.

(4)

Alan Gerson was appointed President and Chief Operating Officer on July l8, 2006. His salary for 2006 is the pro-rated portion of his annual salary of $250,000. Mr. Gerson resigned his positions as President and Chief Operating Officer and director on March 15, 2008.

(5)

Mr. Brodsky served as our CFO from 1998 until May 2008. On May 16, 2008, Mr. Brodsky was succeeded by Daniel McCleerey as Chief Financial Officer and Secretary, but remains employed by the Company in a more limited financial reporting capacity.

(6)

Mr. Brodsky held the position of Vice President and Chief Financial Officer of VBI prior to the reverse merger on November 29, 2005. Effective November 29, 2005, we changed our fiscal year to the calendar year. For the fiscal year ended February 28, 2005, Mr. Brodsky earned a salary of $160,000 and a bonus of $12,500 for an aggregate of $172,500.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards under the Company’s 2006 Equity Incentive Plan as of December 31, 2007.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Nancy Duitch	—	—	—	—	n/a	—	—	—	—
Chief Executive Officer

Alan Gerson (1) (6) (8)	200,000	—	—	$0.52	July 27, 2011	444,000	$177,600	444,000	$177,600
Chief Operating (2)	431,111	368,889	368,889	$0.52	July 27, 2011
Officer (3)	52,778	147,222	147,222	$1.05	March 15, 2017

Victor Brodsky (4) (7) (9)	62,500	87,500	87,500	$0.60	July 27, 2016	37,500	$ 15,000	37,500	$ 15,000
Vice President, Chief (5)	25,000	75,000	75,000	$0.43	December 17, 2017
Financial Officer and
Secretary

———————

(1)

Option vested at grant date.

(2)

Option vests monthly over a 30 month period.

(3)

Option vests monthly over a three year period.

(4)

Option vests quarterly over a three year period.

(5)

Option vests monthly over a two year period.

(6)

Shares vest pursuant to achieving certain targets

(7)

Shares vest monthly over a one year period

(8)

As of March 15, 2008, Mr. Gerson is no longer a Named Executive Officer

(9)

As of May 16, 2008, Mr. Brodsky is no longer a Named Executive Officer

Elements of Executive Compensation

The Board of Directors is tasked with ensuring that our executive compensation program meets our corporate objectives. Management is charged with administering the compensation program according to the policies developed by the Board of Directors.

Objectives of the Program

The Board of Director’s primary objectives with respect to our executive compensation program include the following:

•

Providing a competitive total compensation package to attract and retain key personnel;

•

Closely aligning executive compensation to our financial performance and increases in shareholder value;

•

Providing long-term compensation opportunities, primarily through equity awards, that align executive compensation with improvement in stockholder value.

The three principal elements of our executives’ compensation are:

•

Base salary;

•

Annual incentive compensation; and

•

Long-term equity compensation.

The Board of Directors has the flexibility to use these elements, along with certain other benefits and perquisites, to effectively achieve the objectives of our executive compensation program. For example, the Board could put greater emphasis on the annual or long-term incentive compensation, or on certain elements within these programs, depending on the focus of the business or Board objectives. Each element of our executive compensation program is discussed in more detail below.

General

As described above, the aggregate compensation payable to our executive officers in 2007 was comprised of three primary elements: base salary, annual incentive compensation and long-term equity compensation. These elements, which are described in more detail below, are designed to both attract and retain our executive officers and align their interests with those of our stockholders.

The Board considers all aspects of compensation for our Chief Executive Officer, President and Chief Operating Officer, and Chief Financial Officer. The Board reviews each element of executive compensation with respect to its review of each executive’s compensation package and makes its determinations based on corporate and individual performance, as well as general market conditions affecting executive compensation.

Other important factors in determining executive compensation include the background of the particular executive officer, their industry knowledge and their experience in aspects of the business that are or are expected to be strategic to the Company’s success.

Base Salary

When we hired our executive officers, the Board considered compensation of comparable positions at other companies of similar size and stage of development as the Company (based on the general knowledge of the Company’s management and the members of the Board, as described above) and retention concerns.

Annual and Long-Term Incentive Compensation

The Board believes it is important for a significant portion of our executive officers’ potential compensation to be tied to future short- and long-term performance of the Company so as to align compensation with increases in stockholder value. Accordingly, a significant percentage of the aggregate compensation opportunity available to our executive officers consists of annual and long-term equity incentive compensation, either or both of which are “at risk,” or not optimally realized, if the Company does not achieve its short-term and long-term strategic objectives. This strategy allows the Company to pay based on, and/or reward, performance, which reflects the Board’s compensation philosophy.

The target bonuses for each of our executive officers, established from year to year by the Board and/or Compensation Committee thereof, are based on quantitative, or a combination of quantitative and qualitative, performance criteria.  The quantitative criteria are elements of Company performance that reflect or are expected to result in enhanced stockholder value. The qualitative criteria are project or milestone achievements or other areas believed to be critical in establishing the corporate environment expected in a well-run public company.

Long-term equity incentive compensation generally takes the form of option grants or restricted stock awards that vest over time or based on achievement of company performance criteria. We have not to date awarded long-term equity incentive compensation to our CEO whose interests, as a founder and large stockholder of the Company, have been heavily aligned with those of the stockholders of the Company generally.

Employment Agreements

Chief Executive Officer:

Nancy Duitch’s employment agreement with the Company (the “Duitch Employment Agreement”) was for a term of three years that ended March 31, 2008. As in effect for 2007, the Duitch Employment Agreement provides for an annual base salary of $250,000, with an annual upward adjustment of ten (10%) percent that Ms. Duitch waived for fiscal year 2006 and that resulted in a base salary of 275,000 for fiscal 2007. In addition, the Duitch Employment Agreement provides for a performance bonus based on the Company exceeding the following EBITDA targets: $2 million in fiscal 2005; $2.2 million in fiscal 2006; and $2.5 million in fiscal 2007. In July 2007, we and Ms. Duitch entered into an amendment to the Duitch Employment Agreement (the “Amendment”) changing the 2007 EBITDA target to an amount to be determined by the board of directors, and which the board set at $3.2 million. In consideration of her entry into the Amendment, the Company agreed to pay Ms. Duitch $60,000, such amount to be paid at the time of payment of the CEO/President annual performance bonuses for 2007, if any. The Duitch Employment Agreement further provides for a monthly car allowance of $1,000 and health, medical and other benefits as adopted by the Company’s Board of Directors from time to time. In addition, the Duitch Employment agreement includes customary provisions concerning ownership of intellectual property and non-disclosure obligations, but does not include any post-employment non-compete. While the Duitch Agreement also includes various termination and severance provisions, those provisions are no longer in effect in light of termination of the agreement. Ms. Duitch remains employed by the Company on at-will basis at the salary and with the benefits in effect as of the date of termination of her employment agreement and pending negotiation and entry into a successor agreement.

President and Chief Operating Officer:

On July 15, 2006, we entered into an employment agreement with Alan Gerson (the “Gerson Employment Agreement”), subject to the approval of the board of directors. The Gerson Employment Agreement was approved by the board of directors on July 18, 2006, and Mr. Gerson was appointed as President and Chief Operating Officer. On March 15, 2008, we and Mr. Gerson entered into a separation agreement and release (the “Separation Agreement”) superseding Mr. Gerson’s employment agreement and pursuant to which Mr. Gerson resigned as an officer and director of the Company. The terms of the Separation Agreement are described below.

As in effect for 2007, the Gerson Employment Agreement provides for an annual base salary of $250,000, subject to annual increase by the board of directors during the term based on annual performance reviews. The Gerson Employment Agreement also provides for a performance bonus based on our achievement of certain EBITDA targets, which our board of directors set at $3.2 million for 2007.The Gerson Employment Agreement further provides for a monthly car allowance of $1,000 and health, medical and other benefits as adopted by the Company’s Board of Directors from time to time. In addition, the Gerson Employment agreement includes customary provisions concerning ownership of intellectual property and non-disclosure obligations, but does not include any post-employment non-compete.

Pursuant to the terms of the Gerson Employment Agreement, Mr. Gerson received, as an inducement for his accepting the position of President and Chief Operating Officer, an option to purchase up to 1,000,000 shares of our common stock, with the right to purchase 200,000 shares underlying the option vesting immediately and the remainder vesting ratably over a 30-month period (the “July 2006 Option”).The exercise price of the July 2006 Option is$0.52 and the option is exercisable for a period of five years from the date of grant. Mr. Gerson was also eligible, under his annual bonus plan, to receive grants of options to purchase up to 1,000,000 additional shares at then current market prices subject to achievement of annual performance goals as determined by the board of directors. On March 16, 2007, Mr. Gerson received an option to purchase an additional 200,000 share of Company common stock at $1.05 per share (the “March 2007 Option).On July 10, 2007, we and Mr. Gerson entered into an amendment to the Gerson Employment Agreement (the “Amendment”) restructuring the long-term equity incentive component of Mr. Gerson’s compensation package. Under the terms of the Amendment, in lieu of any additional future option grants, we issued Mr. Gerson a performance (restricted) stock award in the amount of 444,000 shares vesting in three (3) equal installments upon the Company’s achievement of specified EBITDA, market capitalization and/or fair market value of Company common stock milestones (the “July 2007 RSA”).

The Gerson Employment Agreement provides for termination: (i) upon the expiration of three years, (ii) for justifiable cause, (iii) in the event of death or disability, or (iv) upon 60 days written notice of voluntary resignation. The Gerson Employment Agreement further provides that, (i) upon the voluntary resignation of Mr. Gerson with Good Cause, (ii) his termination by us without Justifiable Cause, or (iii) upon termination due to death or Disability (all as defined in the Gerson Employment Agreement), Mr. Gerson shall be entitled to:

(i)

A lump sum payment of his base salary for a period of six months;

(ii)

Any base salary and bonus (prorating the portion of the bonus for the year through the date of termination) accrued prior to the date of termination;

(iii)

Any amounts payable for compensation, accrued vacation, benefits and reimbursements owed and accrued through the date of termination; and

(iv)

Continuation of health and other benefits in effect as of the date of termination for a period of 180 days.

As mentioned above, in March 2008 we entered into the Separation Agreement with Mr. Gerson, which superseded the Gerson Employment Agreement and pursuant to which Mr. Gerson resigned as an officer and director of the Company. The Separation Agreement provides for severance payments to Mr. Gerson equivalent to seven months of salary and benefits payable over seven months in equal semi-monthly installments. In addition, the right to purchase 250,000 shares underlying the July 2006 Option, and 5,555 shares underlying the March 2007 Option, accelerated and vested as of Mr. Gerson’s termination date, and the post-termination period of exercisability of the March 2007 Option was extended to July 18, 2011.The July 2007 RSA remained unvested and the underlying the shares were cancelled.

Chief Financial Officer

On May 16, 2008, we entered into an employment agreement with Daniel McCleerey (the “McCleerey Employment Agreement”) pursuant to which Mr. McCleerey is employed as the Company’s Chief Financial Officer. The McCleerey Employment Agreement, and Mr. McCleerey’s employment, are terminable by either the Company or Mr. McCleerey at any time and for any reason; provided, however, that should employment be terminated on or after October 21, 2008, and prior to March 31, 2010 (such period of time being referred to as the “Severance Term”), by the Company without Cause, by Mr. McCleerey for Good Reason or due to death or Disability (as such terms are defined in the employment agreement), then Mr. McCleerey, subject to executing a release of claims, is entitled to payment of an amount equal to his then-current base salary for a period of three (3) months.

Mr. McCleerey’s compensation package under the employment agreement includes cash and equity components. Mr. McCleerey’s starting base salary is $185,000 per year, increasing to $195,000 on October 20, 2008, and with any increases thereafter in the discretion of the Company’s Board of Directors. In addition to base salary, Mr. McCleerey is eligible to participate in an annual incentive plan established for Company executives from year to year by the Board (or Compensation Committee thereof) in its discretion and which may involve personal or Company performance criteria or some combination thereof.

The McCleerey Employment Agreement also provides long-term equity incentive compensation in the form of (i) an option to purchase 125,000 shares of the common stock of the Company at market price on the date of grant by the Board (the “Option”), and (ii) a restricted stock award in the amount of 75,000 shares (the “RSA”). The Option and the RSA are to be granted under and pursuant to the Company’s 2006 Stock Awards Plan, will vest quarterly over a period of three (3) years from the date of grant, and will otherwise be on the terms and conditions embodied in the Company’s standard agreements memorializing such awards. Additional equity incentive compensation, if any, may be awarded at such times and in such form as determined in the discretion of the Committee and/or the Board.

In addition to the foregoing, the McCleerey Employment Agreement includes customary provisions concerning confidentiality, ownership of intellectual property, non-compete obligations and post-termination covenants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information as to each person who is known to us to be the beneficial owner of more than 5% of our outstanding common stock and as to the security and percentage ownership of each of our executive officers and directors and all of our officers and directors as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed, subject to applicable community property laws.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares of common stock beneficially owned by a person and the percent ownership of that person, we deemed outstanding shares of common stock subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days of June 20, 2008. We did not deem these shares outstanding for purposes of computing the percent ownership of any other person.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Shares of Common Stock	Percent of Class (1)
Nancy Duitch*(2)	4,623,543	15.7%
Daniel McCleerey*(3)	16,667	0.1%
Victor Imbimbo* (4)	141,771	0.5%
Robert C. Pearson* (5)	5,000	0.0%
Alan Edrick* (6	20,354	0.1%
Jeffrey S. Edell (7)	3,852,957	13.0%
Nu Valu, Inc. (8)	3,282,900	11.1%
Renn Capital Group, Inc. Advised Funds (9)	13,333,334	36.8%
Gottbetter Capital Finance, LLC (Gottbetter) (10) and	1,943,070	6.2%
Gottbetter Capital Master, Ltd. (Gottbetter) (11)	4,943,070	14.3%
Total Gottbetter (10) (11)	1,551,000	4.9%
Executive officers and
Directors as a group (5 persons) (12)	4,807,335	16.2%

———————

*

The address of the indicated individual is c/o Vertical Branding, Inc., 16000 Ventura Blvd., Suite 301, Encino, California 91436.

(1)

Based on 29,538,263 shares of common stock outstanding on June 20, 2008.

(2)

Includes shares beneficially owned by the Duitch Family Trust.

(3)

Consists solely of restricted stock awards and options to purchase shares exercisable within 60 days of June 20, 2008.

(4)

Includes conversion of preferred stock, restricted stock awards, options and warrants to purchase 123,021 shares exercisable within 60 days of June 20, 2008.

(5)

Consists solely of restricted stock awards and options to purchase shares exercisable within 60 days of June 20, 2008. Robert Pearson is an executive officer of RENN Capital Group, Inc. which serves as the investment adviser to the funds identified in note 12 below. Mr. Pearson disclaims beneficial ownership of the shares held by the funds advised by Renn Capital Group, Inc.

(6)

Consists solely of restricted stock awards and options to purchase shares exercisable within 60 days of June 20, 2008

(7)

Includes shares beneficially owned by the Edell Family Trust. The address of Jeffrey S. Edell is 5244 Bridgetown Place, Westlake Village, CA 91362.

(8)

The name and address of the person who has voting or investment control over the securities owned by New Valu, Inc. is Burton Koffman, 300 Plaza Drive, Vestal, NY 13850.

(9)

Consists of 6,666,667 shares of common stock and 6,666,667 shares issuable upon exercise of warrants. RCG is the investment advisor for four funds that own the stock and warrants. RCG has voting and disposition power pursuant to investment advisory agreements with three (3) of the funds: Premier RENN US Emerging Fund Ltd., which owns 1,250,000 shares of common stock and 1,250,000 shares issuable upon exercise of warrants; Renaissance US Growth Investment Trust PLC, which owns 2,500,000 shares of common stock and 2,500,000 shares issuable upon exercise of warrants; and US Special Opportunities Trust PLC, which owns 1,250,000 shares of common stock and 1,250,000 shares issuable upon exercise of warrants. The name and address of the person who has voting or investment control over these securities is Russell Cleveland, 8080 N. Central Expressway, Suite 210, LB-59, Dallas, TX 75206. In addition, Renaissance Capital Growth & Income Fund III, Inc. (“RCG&I III), owns 1,666,667 shares of common stock and 1,666,667 shares issuable upon exercise of warrants. RCG serves as investment adviser to RCG&A III, but does not have voting and disposition power and disclaims beneficial ownership of such securities.

(10)

Consists of 1,943,070 shares issuable upon conversion of debt at the lowest conversion price of $.69 per share.  However, the debenture by its terms cannot be converted to the extent that the holder’s and its affiliates’ total ownership in the Company would exceed 4.99% of the Company’s outstanding common stock (the “Maximum Percentage”); provided however, that the Maximum Percentage may be increased to a number not in excess of 19.99% effective upon the expiration of sixty (60) days after holder’s provision of written notice thereof. Therefore, as of June 20, 2008, Gottbetter Capital Finance LLC (“GCF”) and its affiliates (including GCM, defined in note 10 below) can own no more than 1,551,000 shares of the Company’s common stock. The name and address of the person who has voting or investment control over the securities owned by GCF is Adam Gottbetter, 488 Madison Ave., 12th Floor, New York, NY 10018.

(11)

Consists of 3,000,000 shares issuable upon exercise of warrants and 1,943,070 shares issuable upon conversion of debt at the lowest conversion rate of $.69 per share. However, the debenture and the warrants, by their terms, cannot be converted or exercised to the extent that the holders’ and their’ affiliates’ total ownership in the Company would exceed the Maximum Percentage. Gottbetter Capital Master, Ltd. (“GCM) is an assignee and affiliate of GFC. Therefore, as of June 20, 2008, GFC and its affiliates (including GCM) can own no more than 1,551,000 shares of the Company’s common stock. GCM is managed by Gottbetter Capital Management, LP. Mr. Adam Gottbetter also has voting and investment control over that entity and ultimately GCM.

(12)

Assumes conversion of preferred stock, restricted stock awards, options and warrants to purchase 163,792 shares exercisable within 60 days of June 20, 2008.

Change in Control

The Company is not aware of any arrangements including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the registrant.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to the Company and certain representations from the Company's executive officers and directors, we believe that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

The Company’s Audit Committee Charter contains a written policy regarding review, approval or ratification of transactions with related persons.

In the event that a related party transaction is contemplated, the transaction is discussed with the Company’s Chief Financial Officer and notification is sent to the Controller. Details of the proposed transaction to be discussed include:

•

The identification of the related party and the affiliation to the Company;

•

The nature of the proposed transaction and the amount of the transaction;

•

Supporting evidence to support the arm's length nature of the proposed transaction including the terms and manner of settlement had the parties not been related;

•

The anticipated impact on the Company’s financial statement and disclosure.

The details stated above are sent in writing to the non-management members of the Board, for the purpose of assessing the transaction and granting their consent.

Since the beginning of the Company’s 2007 fiscal year, there have not been any transactions, consummated or currently proposed to consummated, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last three completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

Code of Ethics

The Company has adopted a written Code of Ethics that applies to all of its directors, officers and employees. Our Code of Ethics is available on our website www.verticalbranding.com. We will provide any person without charge, upon request, a copy of our code of ethics. Requests may be by writing to the Secretary of the Company at our executive offices, located at 16000 Ventura Blvd, Suite 301, Encino, CA.

GENERAL INFORMATION

Stockholder Proposals

The Company’s Bylaws require advance notice of any matter, including director nominations, proposed to be brought for consideration by a stockholder before a meeting of the Company’s stockholders. In order for such notice to be timely, it must be received by the Company’s Secretary no later than ninety (90) days prior to the date of the meeting or, in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, then advance notice must be received within ten (10) days of the date on which notice of the date of the meeting was mailed or was otherwise publicly disclosed. Proposals of stockholders of the Company that are intended to be presented at the Company’s 2009 annual meeting and that any such stockholder desires to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than May 14, 2009. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2008 Annual Meeting or to nominate one or more directors and the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, the stockholder must give advance written notice to the Company by July 21, 2008. Pursuant to SEC Rule 14a-4(c)(1), if proposals are received prior to the meeting they may be voted upon with the discretionary authority granted to the proxies in this proxy statement and attached proxy card.

Any stockholder filing a written notice of nomination for director must describe various matters regarding the nominee and the stockholder, including such information as name, address, occupation and shares of stock owned.  Any stockholder filing a notice to bring other business before a stockholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of requirements will be forwarded to any stockholder upon written request.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Form 10-KSB – Annual Report

Enclosed herewith is the Company’s Annual Report on Form 10-KSB for the 2007 fiscal year. Additional copies may be requested in writing. Such requests should be submitted to Daniel McCleerey, Chief Financial Officer and Secretary, Vertical Branding, Inc., 16000 Ventura Blvd., Suite 301, Encino, California 91436.  Exhibits to Form 10-KSB, as amended, will also be provided upon specific request. The materials will be provided without charge.

Victor Imbimbo
Chairman

July 9, 2008

PROXY

VERTICAL BRANDING, INC.

16000 Ventura Blvd., Suite 301

Encino, California 91436

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS VICTOR IMBIMBO AND NANCY DUITCH AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF VERTICAL BRANDING, INC. HELD OF RECORD BY THE UNDERSIGNED ON JUNE 24, 2008, AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 12, 2008 OR ANY ADJOURNMENT THEREOF.

(Continued and to be marked, dated and signed, on the other side)

1.	To elect four directors to serve until the 2009 annual meeting of stockholders.

☐ FOR all nominees listed (except as marked to the contrary)

☐ WITHHOLD AUTHORITY to vote for all nominees listed

01 Nancy Duitch

02 Victor Imbimbo

03 Robert Pearson

04 Alan Edrick

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee’s name.)

2.	To ratify the appointment of Holtz Rubenstein Reminick LLP as the Company’s registered independent public accountants for the 2008 fiscal year.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s) in items 1, 2 and 3 above. If this card contains no specific voting instructions, the shares will be voted FOR the election of all nominees for director; and FOR the ratification of Holtz Rubenstein Reminick LLP as the Company’s independent public accountants.

Dated , 2008

Signature

Signature if held jointly

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.